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                                                                   EXHIBIT 10.10


                            SHARE PURCHASE AGREEMENT


           THIS SHARE PURCHASE AGREEMENT is made as of July ___, 1999 by and among CommTouch Software Ltd., an Israeli company (the "Company"), Vulcan Ventures Incorporated, a Washington corporation ("Vulcan") and Go2Net, Inc., a Delaware corporation ("Go2Net," and together with Vulcan, the "Investors").

           WHEREAS, the Investors have indicated a desire to purchase from the Company _______ of the Company's Ordinary Shares concurrently with the closing of the sale of up to 3,000,000 Ordinary Shares, NIS .05 nominal value in the Company's initial public offering whereby the gross proceeds of the offering are at least $40,000,000 and the price to the public is at least $15.00 per share (the "IPO").

           WHEREAS, the Company has indicated a desire to sell such Ordinary Shares to the Investors and has agreed to register such shares under the Securities Act on the terms set forth herein.

           NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.  PURCHASE AND SALE OF SHARES.

           1.1 SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Go2Net and Go2Net agrees to purchase from the Company _________ of the Company's Ordinary Shares. Subject to the terms and conditions of this Agreement, the Company agrees to sell to Vulcan and Vulcan agrees to purchase from the Company _________ of the Company's Ordinary Shares. The Ordinary Shares sold to the Investors are referred to herein as the "Shares." The purchase and sale of the Shares is intended to be a private placement and not a public offering or part of a public offering. The Shares shall have the rights, preferences, privileges and restrictions set forth in the form of Amended and Restated Articles of Association of the Company to be filed with the Israeli Registrar of Companies as in effect immediately prior to the Closing (as defined below).

           1.2 THE CLOSING. The purchase and sale of the Shares shall be held at the Company's offices concurrently with the closing of IPO or, if later, upon satisfaction or waiver of each of the conditions set forth in Sections 4 and 5 (the "Closing"). At the Closing, the Company will deliver the Shares to the Investors against payment of the purchase price therefor by wire transfer, certified check or other form of immediately available funds payable to the order of the Company. The per share purchase price for the Shares shall be equal to the per share price at which the Company's Ordinary Shares are offered to the public in the IPO, less any underwriter discounts and commissions.

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2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the representations and warranties to the Investors as set forth on the attached Exhibit A.

3. REPRESENTATION AND WARRANTY OF THE INVESTORS. Each Investor, separately and not jointly, hereby represents and warrants that

           3.1 INVESTMENT INTENT. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company that it is a "qualified institutional buyer" as defined in SEC Rule 144A, because in the aggregate it owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it; for purposes of this representation, securities shall exclude bank deposit notes and certificates of deposits; loan participations; repurchase agreements; securities owned but subject to a repurchase agreement; and currency; interest rate and commodity swaps.

           3.2. AUTHORIZATION. Each of the Investors hereby represents, severally and not jointly, that this Agreement and the related agreements to which it is a party have been executed by a duly authorized person on its behalf; and the execution, delivery and performance hereof and thereof have been duly authorized by all appropriate limited liability company, corporate or partnership action.

           3.3. ENFORCEABILITY. Each of the Investors hereby, severally and not jointly, represents that such Investor has full legal power to enter into this Agreement and that the execution and delivery by such Investor of this Agreement will result in legally binding obligations of such Investor enforceable against it or him in accordance with the respective terms and provisions hereof and thereof except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in this Agreement and the Registration Rights Agreement may be limited by applicable federal or state securities laws.

           3.4 EXEMPTION. Each Investor understands and has been advised by legal counsel of its choosing, on whom it has relied for this purpose, that the Shares have not been registered under the Securities Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein and in a separate Investment Representation Certificate.

           3.5 EXPERIENCE. Each Investor represents, separately and not jointly, that it is experienced in evaluating and investing in early-stage companies such as the Company, is familiar with the risks associated with the business and operations of early-stage companies, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its or his investment. Each such Investor represents that it has had, during the course of the transaction and prior to its purchase of the Shares, the opportunity to request information from and ask questions of the Company and its officers, employees and agents, concerning the Company, its assets, business and operations and to receive information and answers to such requests and questions, and that the Investor has reviewed the Company's preliminary prospectus dated June 3, 1999 to obtain current information about the Company.



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           3.6 RESTRICTIONS ON RESALE. Each Investor understands, and has been advised by legal counsel of its choosing, on whom it has relied for this purpose, that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. Each Investor agrees that in no event will such Investor make a transfer or disposition of any of the Shares (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) such Investor shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished to the Company at the expense of such Investor or its transferee, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may be made without registration under the Securities Act.

4. CONDITIONS TO THE INVESTORS' OBLIGATION AT CLOSING. The obligation of the Investors to purchase the Shares at the Closing is subject to the fulfillment to the Investors' satisfaction on or prior to the Closing of the following conditions:

           4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in Section 2 hereof shall be true and correct when made, and shall be true and correct as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement, and the Company shall have provided a certificate of one of its executive officers dated as of the Closing to this effect.

           4.2. COVENANTS AND AGREEMENTS. The Company shall have performed or fulfilled all agreements, obligations and conditions contained in this Agreement required to be performed, observed or fulfilled by the Company on or before Closing.

           4.3 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. The Company's Ordinary Shares shall have been duly approved for inclusion on The Nasdaq National Market, subject to the closing of the IPO and to official notice of issuance.

           4.4 INITIAL PUBLIC OFFERING OF ORDINARY SHARES. The closing of the IPO shall have occurred or shall occur simultaneously with the Closing.

           4.5 CUSTOMIZED WEB-BASED EMAIL SERVICES AGREEMENT, WARRANT AND WARRANT REGISTRATION RIGHTS AGREEMENT. The Customized Web-based Email Services Agreement and the related Warrant issued by the Company to Go2Net and the Registration Rights Agreement among the Company, Go2Net and Vulcan, each dated on or about the date of this Agreement, shall have been executed and delivered by the parties to such agreements.

           4.6 EXEMPTION FROM HSR ACT. The acquisition of the Shares shall be exempt from the filing and notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended (the "HSR Act").



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5. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligation of the
Company to sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction on or prior to the Closing of the following conditions:

           5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained in Section 3 hereof shall be true as of the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement, and each Investor shall have provided a certificate of one of its executive officers dated as of the Closing to this effect.

           5.2. COVENANTS AND AGREEMENTS. The Investors shall have performed or fulfilled all agreements, obligations and conditions contained in this Agreement required to be performed, observed or fulfilled by the Investors on or before Closing.

           5.3 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement (including if applicable the approval of the Office of Chief Scientist of the Israeli Ministry of Trade and Industry) shall have been duly obtained and shall be effective on and as of the Closing. The Company's Ordinary Shares shall have been duly approved for inclusion on The Nasdaq National Market, subject to the closing of the IPO and to official notice of issuance.

           5.4 CUSTOMIZED WEB-BASED EMAIL SERVICES AGREEMENT, WARRANT AND WARRANT REGISTRATION RIGHTS AGREEMENT. The Customized Web-based Email Services Agreement and the related Warrant issued by the Company to Go2Net and the Registration Rights Agreement among the Company, Go2Net and Vulcan, each dated on or about the date of this Agreement, shall have been executed and delivered by the parties to such agreements.

           5.5 PAYMENT OF PURCHASE PRICE. The Investors shall have delivered to the Company the purchase price for the Shares as set forth in Section 1.2 hereof.

           5.6 EXEMPTION FROM HSR ACT. The acquisition of the Shares shall be exempt from the filing and notification requirements of the HSR Act.

6. COVENANTS OF THE COMPANY AND THE INVESTORS.

           6.1 LOCK-UP AGREEMENT. Each Investor shall execute and deliver to the Company the same lock-up agreement with the Underwriters that all of the shareholders of the Company have executed and delivered in connection with the IPO in the form attached as Exhibit B; provided, however, that the lock-up period shall not exceed 180 days.

           6.2 NOMINATION OF ONE DIRECTOR. Following the IPO and so long as the Investors hold at least 25% of the aggregate of the Shares and the shares purchasable pursuant to the exercise of the Warrant, the Company agrees to appoint or elect one person designated by the Investors (the "Investors' Nominee") to the board of directors. The Investors' Nominee shall be a senior officer of one of the Investors. If the Investors' Nominee leaves the board for any reason, the Investors shall be entitled to nominate a replacement for the vacancy to be appointed or elected in accordance with the Company's Articles of Association and Memorandum of Association. The Investors' Nominee



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shall be entitled to the same liability insurance coverage, indemnification and expense reimbursement as the other directors of the Company. The Company will enter into a mutually agreeable indemnity agreement with the Investors' Nominee.

           6.3        INDEMNIFICATION.

                     (a) The Company agrees to defend, indemnify and hold the Investors harmless from and against any withholding tax, tax on capital gains, dividends or other income, any transfer tax, stamp duty or similar tax, or any other form of tax, assessment or imposition imposed by the State of Israel with respect to any of the transactions contemplated this Agreement, the Customized Web-based Email Services Agreement, the related Warrant issued by the Company to Go2Net and the Registration Rights Agreement among the Company, Go2Net and Vulcan, each dated on or about the date of this Agreement, including each Investor's purchase, holding and sale of Ordinary Shares of the Company in connection with any of these agreements. Indemnification may take the form of payment of a "gross-up" amount sufficient to cover any U.S. taxes on the indemnification payment. This indemnification obligation by the Company is indefinite in duration.

                     (b) The foregoing indemnification shall not apply to Israeli tax on income imposed by reason of or attributable to the permanent establishment of such Investor in Israel.

                     (c) Each Investor agrees to use commercially reasonable best efforts to exercise this Warrant in such manner as to avoid becoming, as a result of such exercise, a 10% or greater shareholder of the Company and shall reasonably cooperate with the Company so as to minimize adverse Israeli tax consequences. The foregoing indemnification shall not apply to the extent any otherwise indemnifiable tax results from an Investor's failure to comply with the foregoing agreements in this subsection (c).

                     (d) An Investor seeking indemnification will: (a) promptly notify the Company in writing of any claim, suit or proceeding for which defense or indemnity is claimed; (b) cooperate reasonably with the Company at the latter's expense; and (c) allow the Company to control the defense or settlement thereof; provided, however, that the Company may not consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnified Investor (which consent shall not be unreasonably withheld or delayed), unless such judgment or settlement provides solely for money damages or other money payments which the Company actually pays on behalf of the indemnified Investor and includes as an unconditional term thereof a release of the indemnified Investor from all liability in respect of the claim, suit or proceeding giving rise to the claim for indemnification. The indemnified Investor will have the right to participate in any defense of a claim and/or to be represented by counsel of its own choosing at its own expense.

7. MISCELLANEOUS.

           7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without regard to the conflict of law provisions thereof.

           7.2 SURVIVAL; ADDITIONAL SECURITIES. The representations and warranties set forth in Sections 2 and 3 shall survive the Closing indefinitely. The covenants and agreements set forth in Section 6 shall survive in accordance with their terms. Any new, substituted or additional securities



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which are by reason of any share split, share dividend, recapitalization or reorganization distributed with respect to the Shares ("Share Distributions") shall be immediately subject to the covenants and agreements set forth in
Section 6 to the same extent the Shares are at such time covered by such provisions.

           7.3 SUCCESSORS AND ASSIGNS. The Investors may not assign their rights under this Agreement prior to Closing. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties hereto. Each Investor may assign its rights under this Agreement to any successor to substantially all of its business or assets. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding anything to the contrary contained herein, the covenants set forth in Section 6 shall not be binding upon any entity (other than an affiliate of the Investor) which acquires any of the Shares or a Share Distribution in a transaction permitted hereunder.

           7.4 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof.

           7.5 NOTICES. Except as otherwise provided, all notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier, (iv) one business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, or (v) one business day after the day of transmission, if delivered by transmission to the electronic mail addresses set forth below the signature of the parties, with copy by first class mail, postage prepaid; and shall be addressed, (a) if to the Investors, to the Investor's address set forth below its signature, or to such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, to its address as set forth below its signature, or to such other address as the Company shall have furnished to the Investors in writing.

           7.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investors.

           7.7 LEGAL FEES. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the Shares or any Share Distribution, the prevailing party shall be paid by the other party a reasonable sum for the attorneys' fees and expenses incurred by such prevailing party.

           7.8 EXPENSES. Irrespective of whether the Closing is effected, the Company and the Investors shall each pay their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement; except that the Company shall reimburse



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the Investors for their reasonable expenses and attorneys' fees in connection with the transactions contemplated by this Agreement to the extent such fees and expenses exceed $15,000.

           7.9 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           7.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           7.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

           7.12 CONFIDENTIALITY. The parties hereto agree that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish, or make accessible to anyone any confidential information, knowledge, or data concerning or relating to the business or financial affairs of such other party to which said party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, or the performance of its obligations hereunder.



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           IN WITNESS WHEREOF, the parties hereto have executed this Share
Purchase Agreement as of the day and year set forth above.


COMMTOUCH SOFTWARE LTD.                      GO2NET, INC.


By ________________________________          By ________________________________
   Gideon Mantel, Chief Executive               Thomas M. Camp, Vice President
   Officer                                      of Business Development
   c/o CommTouch Software Inc.                  Go2Net, Inc.
   3945 Freedom Circle, Suite 730               999 3rd Avenue, Suite 4700
   Santa Clara, CA  95054                       Seattle, WA 98104
   408/653-4340                                 206/447-1595
   408/653-4343 (Facsimile)                     206/447-1625 (facsimile)
   mantel@commtouch.com                         tmc@go2net.com

                                             VULCAN VENTURES INCORPORATED


                                             By ________________________________
                                                William Savoy, Vice President
                                                Vulcan Ventures Incorporated
                                                110 110th Avenue N.E., Suite 550
                                                Bellevue, WA 98004
                                                Attention: William D. Savoy



Exhibits

A          Representations and Warranties by the Company

B          Form of Lock-Up Agreement



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                      EXHIBIT A TO SHARE PURCHASE AGREEMENT
     COMMTOUCH SOFTWARE LTD., GO2NET, INC. AND VULCAN VENTURES INCORPORATED
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

DEFINED TERMS

                     Capitalized terms used in this Exhibit A and not defined in the Share Purchase Agreement among CommTouch Software Ltd., Go2Net, Inc. and Vulcan Ventures Incorporated shall have the following meanings:

                     "Act" means the Securities Act of 1933, as amended

                     "Commission" means the U.S. Securities and Exchange Commission.

                     "Firm Shares" means the 3,000,000 Ordinary Shares that the Company proposes to sell to the Underwriters under the Underwriting Agreement.

                     "Option Shares" means the 450,000 Ordinary Shares for which the Company has granted the Underwriters an option to purchase under Section 3 of the Underwriting Agreement.

                     "Preliminary Prospectus" means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations.

                     "Prospectus" means the prospectus included in the Registration Statement at the time it is or was declared effective by the Commission, except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use.

                     "Registration Statement" means the Company's registration statement on Form F-1 (File No. 333-78531) as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as defined in the Underwriting Agreement), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations.

                     "Representatives" means U.S. Bancorp Piper Jaffray, Prudential Securities Incorporated, and Warburg Dillon Read LLC in their capacity as representatives of the Underwriters

                     "Rules and Regulations" means and the rules and regulations of the Commission under the Act.

                     "Securities" means the Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement.

                     "Underwriters" means those persons named as underwriters in
Schedule I of the Underwriting Agreement.

                     "Underwriting Agreement" means the Purchase Agreement dated on or about the date of this Agreement among the Company and U.S. Bancorp Piper Jaffray, Prudential Securities Incorporated, and Warburg Dillon Read LLC, as Representatives of the several underwriters named therein.

REPRESENTATIONS AND WARRANTIES

                     (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by an Investor specifically for use in the preparation thereof.

                     (ii) As of the Closing Date (A) the Registration Statement and the Prospectus (in each case, as amended and/or supplemented) conforms in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as amended) does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as supplemented) does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by an Investor specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration



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Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                     (iii) The consolidated financial statements of the Company, together with the notes thereto, set forth in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and fairly present the consolidated financial condition of the Company and its consolidated subsidiaries indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with United States generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. Kost, Forer & Gabbay (a member of Ernst & Young International), which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations. The summary financial and other data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                     (iv) Each of the Company and CommTouch Software, Inc., a California corporation (the "Subsidiary"), has been duly organized and is validly existing as a corporation under the laws of its jurisdiction of incorporation and the Subsidiary is in good standing under the laws of California. Each of the Company and the Subsidiary has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole (a "Material Adverse Effect").

                     (v) Except as contemplated in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor the Subsidiary has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or the Subsidiary, or any change that had a Material Adverse Effect, or any development involving a prospective Material Adverse Effect.



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                     (vi) Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or the Subsidiary is a party or to which any property or assets of the Company or the Subsidiary is subject before or by any court or governmental agency, authority or body, or any arbitrator, which might result in a Material Adverse Effect.

                     (vii) There are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

                     (viii) This Share Purchase Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal, state or foreign securities laws or the policies underlying such laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Share Purchase Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any U.S. or Israeli, state or local statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's Memorandum of Association or Articles of Association, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Share Purchase Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Shares by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Share Purchase Agreement and to authorize, issue and sell the Shares as contemplated by this Share Purchase Agreement.

                     (ix) All of the issued and outstanding shares of equity securities of the Company, including the outstanding Ordinary Shares, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all Israeli and U.S. federal and state securities laws (including, without limitation, applicable Israeli securities laws), were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders; and the share capital of the Company, including the Ordinary Shares, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares pursuant to the Company's Memorandum of Association or Articles of Association or any agreement or other instrument to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement and the Prospectus (and except for options granted after the date of the Registration Statement and the Prospectus to employees of the Company pursuant to the stock option plans described in the Registration Statement and the Prospectus, which options grants have been disclosed to the Representatives), the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or the Subsidiary any shares of the capital stock of the Company or the Subsidiary. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

                     (x) The Shares which may be sold under the Share Purchase Agreement by the Company has been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders, and conforms to the description thereof in the Registration Statement and the Prospectus. No further approval or authority of the shareholders of the Company or the Board of Directors of the Company is required for the sale and issuance of the Shares hereunder.

                     (xi) Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Share Purchase Agreement gives rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company and no person or entity holds a right to require registration under the Act of shares of capital stock of the Company at any other time, except as disclosed in the Registration Statement and the Prospectus.

                     (xii) Each of the Company and the Subsidiary holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company and the Subsidiary are in compliance in all material respects with all applicable federal, state, local and foreign (including, without limitation, Israeli and U.S.) laws, regulations, orders and decrees.

                     (xiii) The Company and the Subsidiary have good and marketable title to all property described in the Registration Statement and the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus; the property held under lease by the Company and the Subsidiary is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or the Subsidiary.

                     (xiv) The Company and the Subsidiary own or possess all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets know-how, proprietary techniques, processes and rights ("Intellectual Property") used in the conduct of the business of the Company and the Subsidiary as currently carried on (including products, services and technology contemplated by current research and development projects) and as described in the Registration Statement and the Prospectus. Except as stated in the Registration Statement and the Prospectus, no name which the Company or the Subsidiary uses and no other aspect of the business of the Company or the Subsidiary will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others material to the business or prospects of the Company and neither the Company nor the Subsidiary has received any notice alleging any such infringement or fee, except as to matters that will not cause a Material Adverse Effect. To the knowledge of the Company, its Intellectual Property is not being infringed by any third parties which infringement could reasonably be expected, whether singly or in the aggregate, to have a Material Adverse Effect.

                     (xv) Neither the Company nor the Subsidiary (i) is in violation of its respective Memorandum of Association, Articles of Association, charter or by-laws, as the case may be, or other organizational documents (ii) is in breach of or otherwise in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other contract, lease or other instrument to which any of them is subject or by which any of them may be bound, or to which any of the property or assets of the Company or the Subsidiary is subject, nor has any event occurred nor does any condition exist that with the notice and/or the passage of time would give rise to such a breach or default or (iii) is in violation of any law, ordinance, government rule, regulation or court order or decree to which either of them is subject or by which either of them may be bound or to which any of the property or assets of the Company or the Subsidiary is subject, except in the case of clauses (ii) and (iii) for such breaches, defaults or violations that individually or in the aggregate would not have a Material Adverse Effect.

                     (xvi) The Company and the Subsidiary have filed all Israel and U.S. federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or the Subsidiary is contesting in good faith.

                     (xvii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                     (xviii) The Shares are duly authorized for quotation on the NASDAQ National Market System, subject to official notice of issuance, and, on the date the Registration Statement became or becomes effective, the Company's Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), became or will become effective.

                     (xix) The Company has no subsidiary or subsidiaries other than the Subsidiary and the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, limited liability company, joint venture association, trust or other entity, other than the Subsidiary.

                     (xx) Each of the Company and the Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (xxi) Other than as contemplated by the Underwriting Agreement and a separate fee agreement with U.S. Bancorp Piper Jaffray, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Share Purchase Agreement, the Underwriting Agreement or the consummation of the transactions contemplated by such agreements.

                     (xxii) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

                     (xxiii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has violated any applicable safety or similar law applicable to its business nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, the violation of any of which could have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect, and has no reason to believe that such officers will not remain in the employment of the Company during the next twelve months.

                     (xxiv) No transaction has occurred or relationship exists between or among the Company or the Subsidiary and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                     (xxv) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks in such amounts as are customary in the business in which they are engaged; and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

                     (xxvi) There are no affiliations with the National Association of Securities Dealers, Inc. (the "NASD") among the Company's officers, directors or, to the best knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Representatives.

                     (xxvii) Neither the Company nor any of its subsidiaries is an "investment company" nor a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act").

                     (xxviii) Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries, (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                     (xxix) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                     (xxx) The Company does not believe that it is, and upon the consummation of the transactions contemplated hereby and the application of the proceeds as described in the Registration Statement and the Prospectus under the caption "Use of Proceeds" does not believe that it will become, a "passive foreign investment company" (herein called a PFIC) as defined in Section 1296 of the Internal Revenue Code of 1986, as amended (herein called the Code).

                     (xxxi) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Shares.

                     (xxxii) The Company has received from the Israel Securities Authority an exemption from the requirement to publish a prospectus in Israel for the offer of the Shares in the manner required by the applicable laws of the State of Israel, which exemption was in full force and effect on the date hereof and which shall be in full force and effect on the date of the Prospectus, on the date that any post-effective amendment to the Registration Statement shall become effective, when any supplement or amendment to the Prospectus is filed with the Commission, and at the Closing Date. It is further understood that no public offering (as defined under the laws of the State of Israel) pursuant to the Prospectus will be made within the State of Israel by the Company.

                     (xxxiii) Each of the Company and the Subsidiary is in material compliance with all conditions and requirements stipulated by the instruments of approval issued by the Investment Center of the Ministry of Industry and Commerce granted entitling it or any of its operations to the status of "approved enterprise" under Israeli law and by Israeli laws and regulations relating to such approved enterprise status except as would not have a Material Adverse Effect. All information supplied by the Company with respect to such applications was true, correct and complete in all material respects when supplied to the appropriate authorities. The Company does not know of any reason or circumstance that would lead to revocation of its status as an "approved enterprise."

                     (xxxiv) Neither the Company nor any of its subsidiaries is in violation of any conditions or requirements stipulated by the instruments of approval granted to any of them by the Office of the Chief Scientist in the Ministry of Industry & Commerce, with respect to any research and development grants given to it by such office, which violation, individually or in the aggregate, would have a Material Adverse Effect. The Company qualifies as an "Industrial Company" within the definition of the Law for the Encouragement of Industry (Taxes), 1969, of the State of Israel.

                     (xxxv) No transfer tax, stamp duty or similar tax is payable by or on behalf of the Investors in connection with: (i) the issuance by the Company of the Shares; (ii) the purchase by the Investors of the Shares from the Company; (iii) the consummation by the Company of any of its obligations under the Share Purchase Agreement; or (iv) assuming the Investors are not subject to taxation in Israel, resale of the Shares by the Investors.

                     (xxxvi) The Company has duly and irrevocably appointed the Subsidiary, a corporation organized under the laws of the State of California, as its agent to receive service of process in any action against it in any United States federal or state court arising out of or in connection with the this Agreement or the transactions contemplated hereby.

                     (xxxvii) The acquisition of the Shares by the Investors in accordance with the terms of the Share Purchase Agreement is exempt from the premerger notification and filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended.

                     (xxxviii) The five page list attached as Exhibit A-1 to this Exhibit A accurately describes for each of the Company's business partners as of June 30, 1999: its name, launch date, contract date, term date, total contract minimum, revenue sharing percentages, the party responsible for paying for advertisements, ownership of user base, use of premium services, use of In Box Direct service and use of Bonus Mail service.